Exhibit 10.28
EXECUTION VERSION
     THIS FIRST AMENDMENT AGREEMENT is dated as of the 21st day of December, 2007.
B E T W E E N:
WASTE MANAGEMENT OF CANADA CORPORATION
a Nova Scotia unlimited liability company
as Borrower
- and -
THE GUARANTORS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Guarantors
- and -
THE LENDERS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Lenders
- and -
THE BANK OF NOVA SCOTIA
a bank to which the Bank Act (Canada) applies,
in its capacity as administrative agent hereunder
as Administrative Agent
RECITALS:
A.	The Borrower, the Guarantors, the Agent and the Lenders are parties to a Credit Agreement dated as of 30 November 2005 (the “Existing Credit Agreement”).

B.	The Borrower and the Lenders have agreed to certain amendments to the terms and conditions in the Existing Credit Agreement and the parties are entering into this First Amendment Agreement to give effect thereto and to the other matters set forth herein.
     NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

First Amendment Agreement

Section 1 – Amendment to Definitions
(a) The following provision is added as Section 1.1.45.1:
1.1.45.1	"First Amendment Agreement” means the first amendment agreement to this Agreement dated as of December 21, 2007.
(b) Section 1.1.59 of the Existing Credit Agreement is deleted and replaced with the following provision:
1.1.59	"Maturity Date” means 30 November 2012.
Section 2 – Amendment to the Credit
(a) Section 2.1 of the Existing Credit Agreement is deleted and replaced with the following provision:
2.1	Amount and Availment Options

(1)	Upon and subject to the terms and conditions of this Agreement, the Lenders severally agree to provide to the Borrower a non-revolving term credit facility (the “Credit”) for the use of the Borrower in the amount of up to Cdn. $340,000,000 (provided that each Lender’s obligation hereunder shall be limited to its respective Applicable Percentage of the Credit).

(2)	At the option of the Borrower, the Credit may be utilized by the Borrower by requesting that Prime Rate Advances be made by the Lenders or by presenting orders to a Lender for acceptance as Banker’s Acceptances.
(b) Section 2.2 of the Existing Credit Agreement is deleted and replaced with the following provision:
2.2	The Credit is a non-revolving credit. The principal amount of any Advance under the Credit which is repaid from time to time may not be reborrowed. The Cdn. $35,000,000 increase to the Credit provided for in the First Amendment Agreement shall be available in no more than two Advances, during the period from the date of this Agreement to and including 31 January 2008 (the “Availability Period”). Any unused portion of the Credit after the Availability Period will be immediately cancelled.
Section 3 – New Section 2.9
     The Existing Credit Agreement is amended by adding the following provision as Section 2.9:

First Amendment Agreement

2.9	Uncommitted Increase Amount

(1)	The Borrower may request that the Credit be increased for specified uses by an aggregate amount not to exceed Cdn. $25,000,000 (the “Uncommitted Facility Increase”). This is an uncommitted credit facility and no Lender has any obligation to the Borrower to provide any Advance thereunder except as set forth in this Section 2.9. The Borrower agrees that it shall deliver a request to the Agent under Section 2.9(3) prior to agreeing to obtain additional financing from any other bank or commercial lender.

(2)	At any time prior to the maturity date of the Credit and provided that there exists no Pending Event of Default or Event of Default which is continuing, the Borrower may provide to the Agent a request (a “Commitment Request”) for the Lenders to commit to provide the amount under the Uncommitted Facility Increase, it being understood and agreed that the Borrower shall be entitled to one such request only.

(3)	Such increase requested will be subject to obtaining commitments from new or existing Lenders on terms, other than upfront fees, identical to those in this Agreement for the Credit.

(4)	The Commitment Request shall be given not less than 30 days prior to the date of effectiveness of the proposed Commitment Increase.

(5)	The Commitment Request shall include (a) the aggregate amount of the commitment being requested (the “Requested Amount”), and (b) the upfront fee the Borrower is prepared to pay in relation to the Requested Amount, (c) the date of the proposed first Advance under the Commitment Request.

(6)	The Agent shall forward to each Lender, promptly after receipt thereof, a copy of the Commitment Request together with a request that each Lender respond to the Agent in relation thereto. Each Lender shall determine, in its sole and unfettered discretion, whether it wishes to commit its pro rata share of the Requested Amount and provide the Agent its response in that regard not later than seven Business Days following the day upon which the Lender provided notice of the Commitment Request to the Agent, with any failure by a Lender to so respond being deemed to be a refusal to provide its pro rata share of the Requested Amount.

(7)	The Agent shall promptly after such seventh Business Day provide a notice to the Borrower and each Lender which specifies (a) the identity of the Lenders that have agreed to provide a commitment under the Commitment Request (the “Committing Lenders”), (b) the aggregate amount committed to by the Committing Lenders, (c) in the event that

First Amendment Agreement

the aggregate amount committed to by the Committing Lenders is less than the Requested Amount (such shortfall being the “Commitment Deficit”), an invitation to each Committing Lender to commit, in its sole and unfettered discretion, to increase its commitment by its pro rata share of the Commitment Deficit, and (d) the date upon which each Committing Lender is required to provide to the Agent its response in that regard, which, in any event, shall not be later than four Business Days following the day upon which the Agent provided notice of the opportunity to participate in the Commitment Deficit, with any failure by a Committing Lender to so respond being deemed to be a refusal to provide its pro rata share of the Commitment Deficit.
(8)	The Agent shall promptly after such fourth Business Day provide a notice (the “Existing Lender Notice”) to the Borrower and each Lender which specifies (a) the aggregate amount committed to by the Committing Lenders, (b) the allocation of the such aggregate amount committed to among the Committing Lenders, (c) the date such new commitment is to become effective, (d) the difference, if any between the Requested Amount and the aggregate amount committed to by the Committing Lenders (the “Remaining Deficit”), and (e) such other matters as the Agent may, in its discretion, include.

(9)	Following receipt by the Borrower of the Existing Lender Notice indicating the existence of a Remaining Deficit, the Borrower may invite one or more banks or other commercial lenders (who are not then Lenders), to provide all or a portion of the Remaining Deficit. The aggregate amount committed to by the Committing Lenders together with any commitment in relation to the Remaining Deficit as contemplated in this subsection, is referred to herein as a “New Commitment”.

(10)	Once the amount of the New Commitment is determined in accordance with Section 2.9(10), the Credit shall be deemed to be increased by such amount. It is acknowledged and agreed that:
(a)	the New Commitment shall be subject to the terms and conditions of this Agreement (as amended, modified and supplemented to such time); and

(b)	that each Obligor, effective as of the time of the initial Advance under the New Commitment, shall be deemed to have:
(i)	confirmed that the representations and warranties made in Section 6.1 of this Agreement, other than those expressly stated to be made as of a specific date or otherwise expressly modified pursuant to the provisions

First Amendment Agreement

of Section 6.2 of this Agreement, to be true and correct on and as of the date thereof including, without limitation, that there has occurred no Event of Default or Pending Event of Default which is continuing;
(ii)	agreed that, except as amended in relation to the New Commitment, this Agreement remains in full force and effect, without amendment, and that it has ratified and confirmed this Agreement; and

(iii)	agreed that, without in any way limiting the terms of this Agreement or any other Loan Document, it has confirmed that the Security made or granted by it pursuant to this Agreement remains in full force and effect notwithstanding the arrangements effected in relation to the New Commitment and that such Security shall continue to secure or support all of the Obligations and all other the debts, liabilities and obligations described as being so supported in the Security, including but not limited to those debts, liabilities and obligations arising as a result of the New Commitment.
(11)	The transactions arising from the Commitment Request shall be completed within 15 days after the Agent delivers the Existing Lender Notice. In connection therewith, and prior to or concurrent with the initial Advance under the New Commitment:
(a)	the Borrower and each other Obligor shall, promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may reasonably request including, without limitation providing documentation parallel in scope to the documentation described in Sections 4.1(2) and 4.1(3);

(b)	pay any related fees in relation to the New Commitment; and

(c)	the Agent shall circulate a revised Schedule E to this Agreement to the Borrower and each of the Lenders.
(12)	For greater certainty, no approval of any Commitment Request shall be required from any Lender which is not a Committing Lender.
Section 4 – Amendment to Schedule E of Existing Credit Agreement
     Schedule E to the Existing Credit Agreement is deleted and replaced by Schedule E to this First Amendment Agreement.

First Amendment Agreement

Section 5 – Conditions Precedent to Effectiveness of this First Amendment Agreement
     This First Amendment Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:
(a)	execution and delivery of this First Amendment Agreement by each of the Borrower and the Guarantors;

(b)	execution and delivery of this First Amendment Agreement by the Lenders in accordance with Section 9.7 of the Existing Credit Agreement;

(c)	no Event of Default or Pending Event of Default having occurred and being continuing as at the date of satisfaction of all of the foregoing conditions precedent;

(d)	the Agent having received an amendment fee equal to 0.10% of the amount of the Credit, being Cdn. $340,000, for the account of each consenting Lender in proportion to each Lender’s Commitment as set forth in Schedule E;

(e)	the Agent having received the favourable opinions of such Ontario and foreign counsel to the Borrower and the Guarantors as it may reasonably require, in relation to the enforceability of this First Amendment Agreement; and

(f)	the Agent having received such corporate resolutions, incumbency and other certificates of each of the Borrower and the Guarantors as the Agent may reasonably request in connection with this First Amendment Agreement and the transactions contemplated hereby.
Section 6 – Representations and Warranties of the Obligors
     Each of the Obligors acknowledge that this First Amendment Agreement is a Loan Document and that all of their respective representations and warranties concerning Loan Documents that are contained in the Existing Credit Agreement apply to this First Amendment Agreement and are deemed to be repeated on their execution of this First Amendment Agreement as if set out in full in this First Amendment Agreement. The other representations and warranties made in Section 6.1 of the Existing Credit Agreement, other than those expressly stated to be made as of a specific date or otherwise expressly modified pursuant to the provisions of Section 6.2 of the Existing Credit Agreement, are true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of the date hereof, but subject to the same qualifications as are contained in Section 6.2 of the Existing Credit Agreement.
Section 7 – Continuing Effect of Existing Credit Agreement
     Except as amended by this First Amendment Agreement, the Existing Credit Agreement shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Without in any way limiting the terms of the Existing Credit Agreement or any other Loan Document, each Obligor confirms that the Security made or granted by it pursuant to the

First Amendment Agreement

Existing Credit Agreement remains in full force and effect notwithstanding the amendments to the Existing Credit Agreement contained herein and that such Security shall continue to secure or support all of the Obligations and all other the debts, liabilities and obligations described as being so supported in the Security, including but not limited to those debts, liabilities and obligations arising as a result of this First Amendment Agreement.
Section 8 – Further Assurances
     The Borrower shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may require from time to time for the purposes of giving effect to this First Amendment Agreement and shall use reasonable efforts and take all such steps as may be within its power to implement, to the full extent, the provisions of this First Amendment Agreement.
Section 9 – Counterparts and Facsimile
     This First Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this First Amendment Agreement shall be deemed to be valid execution and delivery thereof.
Section 10 – Governing Law
     The parties agree that this First Amendment Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.
Section 11 – Interpretation
     Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings defined in the Existing Credit Agreement. This First Amendment Agreement and the Existing Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.
Section 12 – Effective Date
     This First Amendment Agreement may be referred to as being dated as of December 21, 2007, notwithstanding the actual date of execution by the parties hereto as set forth on their respective signing pages.
[EXECUTION PAGES FOLLOW]

First Amendment Agreement

- S1 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

THE BANK OF NOVA SCOTIA, as Agent
By:	/s/ R. J. BOOMHOUR
R. J. Boomhour
Director

By:	/s/ J. QI
J. Qi
Associate

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S2 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

WASTE MANAGEMENT OF CANADA CORPORATION
By:	/s/ CHERIE C. RICE
Cherie C. Rice
Vice President and Treasurer

By:	/s/ DAVID LAPAUL
David LaPaul
Assistant Treasurer

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S3 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

WASTE MANAGEMENT, INC.
By:	/s/ CHERIE C. RICE
Cherie C. Rice
Vice President-Finance & Treasurer

By:	/s/ DAVID LAPAUL
David LaPaul
Assistant Treasurer

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S4 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

WASTE MANAGEMENT HOLDINGS, INC.
By:	/s/ CHERIE C. RICE
Cherie C. Rice
Vice President and Treasurer

By:	/s/ DAVID LAPAUL
David LaPaul
Assistant Treasurer

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S5 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

BNP PARIBAS (CANADA)
By:	/s/ ANDREW SCLATER
Andrew Sclater
Vice President

By:	/s/ COLIN DICKINSON
Colin Dickinson
Director

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S6 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ D. MALONEY
D. Maloney
Director, Credit Solutions

By:	/s/ J. HOLZSCHERER
J. Holzscherer
Senior Credit Solutions Manager

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S7 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

BANK OF AMERICA, NATIONAL ASSOCIATION (CANADA BRANCH)
By:	/s/ MEDINA SALES DE ANDRADE
Medina Sales De Andrade
Vice President

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S8 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

MIZUHO CORPORATE BANK, LTD.
By:	/s/ HIRONOBU SHIRAISHI
Hironobu Shiraishi
Joint General Manager

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S9 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

ABN AMRO BANK N.V. (CANADA BRANCH)
By:	/s/ AMY MACDONALD
Amy MacDonald
Manager

By:	/s/ L. GEOFFREY MORPHY
Geoffrey Morphy
Senior Vice President

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S10 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

SUMITOMO MITSUI BANKING CORPORATION OF CANADA
By:	/s/ ELWOOD LANGLEY
Elwood Langley
Senior Vice President

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S11 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH
By:	/s/ Signature Illegible

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S12 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH
By:	/s/ MUHAMMAD HASAN
Muhammad Hasan
Vice President

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

- S13 -

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement as of the 21st day of December, 2007.

COMERICA BANK
By:	/s/ DE VON LANG
De Von Lang
Corporate Banking Officer

[signature page for First Amendment Agreement to Credit Agreement relating to Waste Management of Canada Corporation et al.]

First Amendment Agreement

SCHEDULE E
APPLICABLE PERCENTAGES OF LENDERS
[see references in Section 1.1]

		Applicable
Lender	Commitment	Percentage

The Bank of Nova Scotia	Cdn. $84,231,000	24.774%

BNP Paribas (Canada)	Cdn. $62,430,000	18.362%

Mizuho Corporate Bank, Ltd.	Cdn. $41,499,000	12.206%

U.S. Bank National Association	Cdn. $41,741,000	12.277%

Bank of America, National Association	Cdn. $37,459,000	11.017%

ABN AMRO Bank N.V.	Cdn. $26,036,000	7.658%

Sumitomo Mitsui Banking Corporation of Canada	Cdn. $20,733,000	6.098%

JPMorgan Chase Bank, National Association	Cdn. $16,557,000	4.870%

Comerica Bank	Cdn. $9,314,000	2.739%

	Cdn. $340,000,000	100%

First Amendment Agreement